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Exhibit 5

Form of Application


                                      57
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
                                                   ------------------------
[LOGO OF CM LIFE                                   P A N O R A M A  P L U S                                    Certificate Number
  APPEARS HERE]                                    ------------------------
                                                                                                               ------------------
                                  Fixed and Variable Deferred Annuity Certificate Application                    (H.O. USE ONLY)
                                                                                                              --------------------
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
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    1. ANNUITANT INFORMATION

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 a. Name (First MI. Last)                                  b. Social Security Number

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 c. Address (No.. Street, City. State, Zip)                d. Birth Date (Mo/Day/Yr)

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 e. Sex    [_] M   [_] F   f. Occupation                   g. Telephone Number
                                                              (         )
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    2. CONTINGENT ANNUITANT INFORMATION NOTE: Not applicable to 403(b), IRA, SEP/IRA

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 a. Name (First, MI. Last)                                 b. Social Security Number

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 c. Address (No.. Street, City, State, Zip)                d. Birth Date (Mo/Day/Yr)

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 e. Sex     [_] M   [_] F   f. Occupation                  g. Telephone Number
                                                              (         )
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    3. PARTICIPANT INFORMATION NOTE: Joint Ownership Not Allowed . Must be same as Annuitant if 403(b), IRA, SEP/IRA

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 Same as Annuitant: [_] a. Name (First, MI. Last)          b. Tax I.D./Soc. Sec. Number

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 c. Address (No., Street, City, State, Zip)                d. Birth Date (Mo/Day/Year)

                                                           e. Telephone Number
                                                              (         )
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    4. BENEFICIARY INFORMATION: (Use Item 12. Miscellaneous Instructions/Comments if other than a natural person or for additional instructions.)

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 4a. Primary Beneficiary:  a. Name (First, MI. Last)       b. Relationship                  c. Social Security Number

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 d. Address (No., Street, City, State, Zip)                e. Birth Date (Mo/Day/Yr)        f. Telephone Number
                                                                                               (         )
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 4b. Secondary Beneficiary(ies):  a. Name (First, MI. Last) b. Relationship                 c. Social Security Number

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 d. Address (No.. Street, City, State, Zip)                e. Birth Date (Mo/Day/Yr)        f. Telephone Number
                                                                                               (         )
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 a. Name (First, MI. Last)                                 b. Relationship                  c. Social Security Number

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 d. Address (No., Street, City, State, Zip)                e. Birth Date (Mo/Day/Yr)        f. Telephone Number
                                                                                               (         )
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 5. PLAN INFORMATION

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 Non-Qualified           Qualified
 -------------           ----------------------------------------------------------------------------------------------------

 [_] Individual Plan     [_] IRA (check one): Regular      Rollover       Transfer        [_] Self Employed, Plan Type
                                                     ------        -------                                            --------
                             Deduction Tax Year                                           [_] 457 Deferred Compensation Plan
                                               ---------
                         [_] Simplified Employee Pension IRA
                         [_] Corporate Plan Type
                                                ----------------
                         [_] 403(b) TSA Plan (check one): Regular      Transfer
                                                                 ------        --------
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                                      --------------
  6. INVESTMENT   Initial Investment   $                (Minimum: $500)
                                      --------------
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  7. ACCOUNT ALLOCATION

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                                           ---------------------------------------------------------------------------------------
  NOTE: Please use whole percentages.            Account Description                Initial Allocation %    Future Allocation %
  Leave Future Allocation % blank if the   ---------------------------------------------------------------------------------------
  same as Initial Allocation % Written           General Account
  notification is required to change                                                   --------------          --------------
  allocation schedule.                           Growth Sub-Account
                                                                                       --------------          --------------
                                                 International Equity Sub-Account
                                                                                       --------------          --------------
                                                 Money Market Sub-Account
                                                                                       --------------          --------------
                                                 Income Sub-Account
                                                                                       --------------          --------------
                                                 Total Return Sub-Account
                                                                                       --------------          --------------
                                                 Government Securities Sub-Account
                                                                                       --------------          --------------
                                           ---------------------------------------------------------------------------------------
                                                              TOTAL                          l00%                    100%
                                           ---------------------------------------------------------------------------------------
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
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                                                                   -------------------------------------------
8. ANNUITY INCOME DATE  NOTE: Restrictions apply, see Prospectus    (Mo/Day/Yr):
                                                                   -------------------------------------------
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9. HEALTH INFORMATION                                            10. ANNUITY ACTIVITY

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Do you have any reason to believe that the Death Benefit will    Have you purchased another Connecticut Mutual Life or CM. Life
become payable to the Beneficiary in the first Certificate       Annuity in the past 12 months? Yes [_] No [_]
Year? Yes [_] No [_]
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11. ANNUITY OPTIONS

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  [_] Option A   Life Income                                                           [_] Option D  Joint and 2/3 Survivor
  [_] Option B   Life Income with Period Certain:   [_] 5 Yr. [_] 10 Yr. [_] 20 Yr.    [_] Option E Period Certain: # of Years____
  [_] Option C   Joint and Last Survivor                                               [_] Option F  Special Agreement
Note: If no election is made 30 days before the Income Date, payments will be made under Option B with 10 Years Period Certain.

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12.  MISCELLANEOUS INSTRUCTIONS/COMMENTS

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13. ANNUITANT AND PARTICIPANT SIGNATURE

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I hereby represent that the above information is correct and true to the best of my knowledge and belief and agree that this application shall be a part of the Panorama Plus Certificate issued by the Company. ALL PAYMENTS AND VALUES PROVIDED BY THE
CERTIFICATE BEING APPLIED FOR WHEN BASED ON INVESTMENT EXPERIENCE OF A VARIABLE ACCOUNT ARE VARIABLE AND ARE NOT GUARANTEED AS TO
DOLLAR AMOUNT. I acknowledge receipt of a current Panorama Plus Separate Account Prospectus and Connecticut Mutual Financial
Services Series Fund I Prospectus.

Would you like to receive the Statement of Additional Information which further describes the Panorama Plus Certificate? [_] Yes
[_] No

Under penalties of perjury, I, the Participant certify that the taxpayer identification number given on this Application is correct
I also certify that: (Check one)

a. [_] I am not currently subject to backup withholding became of notification by the IRS, or
b. [_] I am exempt from backup withholding, or
c. [_] I am currently subject to backup withholding.

Signed at:                                                            on:      /     /
          -----------------------------   ------------------             -------------------
                       City                      State                            Date

Annuitant's Signature                                                Contingent Annuitant's Signature
                     ---------------------------------------                                         ---------------------------
                                                                     (If applicable)
Participant's Signature
                       -------------------------------------
(If other than the Annuitant)

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14. AGENT REPLACEMENT INFORMATION

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Will the annuity applied for replace or change any existing individual or group life insurance or annuity? If yes, I have complied with all state replacement requirements. Required replacement forms and information must be submitted to the Company. [_] Yes [_] No


Is this replacement meant to be a tax-free exchange under Section 1035? [_] Yes [_] No

                    WITNESS                                                                 CML's 5 digit         Commission
         Signature of Licensed Agent(s)                  Printed Name of Agent               Agent Code             % Split

(1)
   -----------------------------------------          --------------------------             ----------          -------------
(2)
   -----------------------------------------          --------------------------             ----------          -------------
(3)
   -----------------------------------------          --------------------------             ----------          -------------

--------------------------------------------          -------------------------------------------------------------------------
GA Name                                               Agency Address             City                            State    Zip

                          (   )                       Dealer Name and Address
-----------------------   -----------------------                            --------------------------------------------------
Agency  Number            Agency Telephone Number     -------------------------------------------------------------------------
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Make check(s) payable to C.M. Life and mail this signed Application and the check to:  CM. Life insurance Company
                                                                                       Annuity Service Center
                                                                                       140 Garden Street, M.S. 305
                                                                                       Hartford, CT 06154
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